Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED JULY 6, 2020

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL, CLASS R AND CLASS R6 SHARES PROSPECTUS,

each DATED FEBRUARY 1, 2020, AS SUPPLEMENTED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus and the Institutional, Class R and Class R6 Shares Prospectus, each dated February 1, 2020, as supplemented (collectively, the “Prospectuses”), with respect to Sterling Capital Mid Value Fund (the “Fund”):

Effective immediately, Timothy P. Beyer is retiring from serving as a portfolio manager of the Fund, and Patrick W. Rau is appointed as the lead portfolio manager of the Fund. Accordingly, all references to Timothy P. Beyer are hereby deleted, and all references to Patrick W. Rau as “Co-Portfolio Manager” are hereby replaced with “Lead Portfolio Manager.”

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

STATSUP-720-1